                                                                    EXHIBIT 10.9

               SIXTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT


         This Amendment (this "Amendment") is made as of March 2, 1996, by and between Toreador Royalty Corporation, a Delaware corporation (the "Company"), acting by and through J. W. Bullion, Secretary of the Company, who has been authorized by the Board of Directors to execute this Amendment, and Peter R. Vig (the "Executive") and amends that certain Executive Employment Agreement made as of August 1, 1990 by and between the Company and the Executive, as amended by that certain First Amendment to Executive Employment Agreement made as of July 30, 1992, that certain Second Amendment to Executive Employment Agreement made as of December 27, 1993, that certain Third Amendment to Executive Employment Agreement made as of September 8, 1994, that certain Fourth Amendment to Executive Employment Agreement made as of April 25, 1995, and that certain Fifth Amendment to Executive Employment Agreement made as of October 2, 1995 ("the Employment Agreement"). All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Employment Agreement.

         WHEREAS, the Company desires to continue to employ the Executive pursuant to the terms of the Employment Agreement and the Executive is willing to continue to render his service to the Company on the terms and conditions with respect to such employment set forth therein;

         WHEREAS, subparagraph 15(a) of the Employment Agreement provides that for purposes of the Employment Agreement, the Executive shall have resigned with cause if "a Change of Control of the Company has occurred and the Executive resigns his employment with the Company within thirty (30) days after the date on which such Change of Control occurred";

         WHEREAS, if the Executive resigns with cause he shall be paid a lump sum cash payment on the date of termination of employment in an amount equal to two years' annual base salary;

         WHEREAS, the filing of the Schedule 13D on April 7, 1995 by Dane, Falb, Stone & Co., Inc. and others forming a group ("Dane, Falb") constituted a Change in Control; and

         WHEREAS, the Board of Directors has previously extended to one year the period of time in subparagraph 15(a) with respect to the Change of Control resulting from the filing of Dane, Falb's Schedule 13D;

         WHEREAS, the Board of Directors and the Executive believe it to be in the best interest of the Company to extend the period of time in subparagraph 15(a) with respect to the Change of Control resulting from the filing of Dane, Falb's Schedule 13D;

         NOW, THEREFORE, in consideration of the premises and mutual terms and conditions hereof the Company and the Executive hereby agree:

         1. With respect to the Change of Control resulting from the filing of Dane, Falb's Schedule 13D, the period of thirty (30) days referred to in Section 15(a) of the Employment Agreement (previously extended to one year) shall be extended until December 31, 1996.

         2. The terms and provisions of the Employment Agreement shall continue in full force and effect, as amended hereby. In the event of any conflict between the provisions of the Employment Agreement and the provisions of this Amendment, this Amendment shall control.

         IN WITNESS WHEREOF, the Company and the Executive have executed this Amendment as of the date and year first written above.

                                        COMPANY:

                                        TOREADOR ROYALTY CORPORATION


                                        By: /s/ J.W. Bullion
                                            -----------------------------------
                                            J.W. Bullion, Secretary


                                        EXECUTIVE:

                                        /s/ Peter R. Vig
                                        ---------------------------------------
                                        Peter R. Vig


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